UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2016

Advanced Drainage Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36557	51-0105665
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard, Hilliard, Ohio 43026		43026
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 658-0050

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2016, Advanced Drainage Systems, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that the Company’s Board of Directors (the “Board”) had appointed Carl A. Nelson, Jr. as a Class I director, effective as of August 4, 2016. At the time of filing the Original Form 8-K, Board committee assignments for Mr. Nelson had not yet been determined.

On November 8, 2016, the Board appointed Mr. Nelson as a member of the Compensation and Management Development Committee, effective as of that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: November 10, 2016	By:	/s/ Scott A. Cottrill
Name: Scott A. Cottrill
Title: EVP, CFO, Secretary & Treasurer